UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                      October 26, 2004

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203
(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition

     On October 26, 2004, Renal Care Group, Inc. issued a press release reporting on its financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

     The information, including the exhibits attached hereto, in this current report on Form 8-K is being “furnished” and will not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report will not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as we may otherwise expressly state in any such filing.

Item 8.01 Other Events

     On October 26, 2004, Renal Care Group, Inc. (the “Company”) issued a press release announcing that it has received a subpoena from the Eastern District of New York. The subpoena requires the production of documents related to the numerous aspects of the Company’s business and operations, including those of RenaLab, Inc., the Company’s laboratory. The press release is attached hereto as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits.

(a)	None.

(b)	None.

(c)	Exhibits.

99.1	Press Release issued October 26, 2004 regarding the financial results for the quarter ended September 30, 2004.

99.2	Press Release issued October 26, 2004 regarding the subpoena received from the Eastern District of New York.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.
By:	/s/ David M. Dill
Name:	David M. Dill
Title:	Chief Financial Officer

Date: October 26, 2004

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Press Release issued October 26, 2004 regarding the financial results for the quarter ended September 30, 2004.

99.2	Press Release issued October 26, 2004 regarding the subpoena received from the Eastern District of New York.